                                                                 EXHIBIT 10.67.4

                                                           Lodge at Paulin Creek

                    CONSENT TO TRANSFER AND RELEASE AGREEMENT


      THIS CONSENT TO TRANSFER AND RELEASE AGREEMENT ("AGREEMENT") is made effective as of September 30, 2005 by and among FORTRESS INVESTMENT TRUST II, a Delaware business trust ("TRANSFEROR"), ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("TRANSFEREE"), BROOKDALE SENIOR LIVING INC., a Delaware corporation ("NEW KEY PRINCIPAL"), FIT REN PAULIN CREEK LP, a Delaware limited partnership ("BORROWER") and FANNIE MAE.


                                    RECITALS:

      A. Fannie Mae is the holder of that certain Multifamily Note (the "NOTE"), dated as of June 21, 2005, in the original principal amount of $40,732,000.00 made by Borrower to GMAC Commercial Mortgage Bank, a Utah industrial bank ("ORIGINAL LENDER"), which Note evidences a loan (the "LOAN") made by Original Lender to Borrower. To secure the repayment of the Note, Borrower also executed and delivered a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 21, 2005, recorded in the official records of Sonoma County, State of California on July 1, 2005, as Instrument No. 2005095253, which grants a lien on the property described in Exhibit A to this Agreement (the "PROPERTY"). Borrower is liable for the payment and performance of all of Borrower's obligations under the Note, the Security Instrument and all other documents executed in connection with the Loan, as listed on Exhibit B to this Agreement (collectively, the "LOAN DOCUMENTS"). Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae. The current servicer of the Loan is GMAC Commercial Mortgage Corporation, a California corporation ("SERVICER").

      B. Transferor is liable under the Exceptions to Non-Recourse Guaranty dated as of June 21, 2005 (the "GUARANTY").

      C. Fannie Mae has been asked to consent to the transfer of Transferor's indirect ownership interest in Borrower to Transferee (the "TRANSFER") and the assumption by New Key Principal of the obligations of Transferor under the Guaranty.

      D. Fannie Mae has agreed to consent to the Transfer subject to the terms and conditions stated below.

      In consideration of the foregoing and the mutual covenants and promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor, Transferee, Borrower, New Key Principal and Fannie Mae agree as follows:

CONSENT TO TRANSFER AND RELEASE AGREEMENT -          FORM 4522  12/97  (Page 1)
 FANNIE MAE MULTISTATE FORM (LODGE AT PAULIN CREEK)
                                                            (C) 1997 Fannie Mae

1. ASSUMPTION BY NEW KEY PRINCIPAL OF LIABILITY FOR THE EXCEPTIONS TO NON-RECOURSE. New Key Principal hereby assumes all liability under the provisions of the Guaranty and shall be considered the "Key Principal" for all purposes under the Loan Documents.

2. CONSENT TO TRANSFER. Fannie Mae hereby consents to the Transfer and to the assumption by New Key Principal of all of the obligations of Transferor under the Guaranty, subject to the terms and conditions set forth in this Agreement. Fannie Mae's consent to the Transfer is not intended to be and shall not be construed as a consent to any subsequent transfer which requires the Lender's consent pursuant to the terms of the Security Instrument.

3. RELEASE OF TRANSFEROR. Fannie Mae hereby releases Transferor from all of its obligations under the Guaranty and the Loan Documents and Transferor shall have no further liability thereunder; provided, however, that Transferor is not released from any liability pursuant to this Agreement.

4. COSTS. Transferee and Transferor agree to pay all fees and costs (including attorneys' fees) incurred by Fannie Mae and Servicer in connection with Fannie Mae's consent to and approval of the Transfer and a transfer fee of $0.00 in consideration of the consent to the Transfer.

6. FINANCIAL INFORMATION. Transferor represents and warrants to Fannie Mae that all financial information and information regarding the management capability of Transferor provided to Servicer or Fannie Mae was true and correct as of the date provided to Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.

7. ADDRESSES. Transferee's address for notice hereunder and under the Loan Documents is:

      Alterra Healthcare Corporation
      6737 W. Washington Street, Suite 2300
      Milwaukee, Wisconsin 53214

      Transferor's address for notice hereunder and under the Loan Documents is:

      1251 Avenue of the Americas
      16th Floor
      New York, New York 10020

      New Key Principal's address for notice hereunder and under the Loan Documents is:

      330 North Wabash
      Suite 1400
      Chicago, Illinois 60611

CONSENT TO TRANSFER AND RELEASE AGREEMENT -          FORM 4522  12/97  (Page 2)
 FANNIE MAE MULTISTATE FORM (LODGE AT PAULIN CREEK)
                                                            (C) 1997 Fannie Mae

8. COMPLETE RELEASE. Transferee, Transferor, New Key Principal and Borrower jointly and severally as between Transferor, Transferee, New Key Principal and Borrower, unconditionally and irrevocably release and forever discharge Original Lender, Fannie Mae, Servicer and their respective successors, assigns, agents, directors, officers, employees, and attorneys, and each current or substitute trustee under the Security Instrument (collectively, the "INDEMNITEES") from all Claims, as defined below, and jointly and severally agree to indemnify Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims and the Transfer. Notwithstanding the foregoing, Transferor shall not be responsible for any claims arising from the action or inaction of Transferee or New Key Principal, and Transferee and New Key Principal shall not be responsible for any claims arising from the action or inaction of Transferor. As used in this Agreement, the term "CLAIMS" shall mean any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which Borrower or Transferor or any of their respective partners, members, officers, agents or employees may now or hereafter have against the Indemnitees, if any, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, NEGLIGENCE, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law. Transferor, Transferee, New Key Principal and Borrower agree that Fannie Mae, Original Lender and Servicer have no fiduciary or similar obligations to Transferor, Transferee or New Key Principal and that the relationship between Borrower and Fannie Mae is strictly that of creditor and debtor. This release is accepted by Fannie Mae and Original Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of either. Transferor, Transferee, New Key Principal and Borrower hereby represent and warrant that they are the current legal and beneficial owners of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claim to any other person.

CONSENT TO TRANSFER AND RELEASE AGREEMENT -          FORM 4522  12/97  (Page 3)
 FANNIE MAE MULTISTATE FORM (LODGE AT PAULIN CREEK)
                                                            (C) 1997 Fannie Mae

9.    MISCELLANEOUS.

            (a) This Agreement shall be construed according to and governed by the laws of the jurisdictions in which the Property is located without regard to its conflicts of law principles.

            (b) If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

            (c) No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

            (d) The captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

            (e) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

            (f) This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

            (g) THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

CONSENT TO TRANSFER AND RELEASE AGREEMENT -          FORM 4522  12/97  (Page 4)
 FANNIE MAE MULTISTATE FORM (LODGE AT PAULIN CREEK)
                                                            (C) 1997 Fannie Mae

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    BORROWER:

                                    FIT REN PAULIN CREEK LP, a Delaware
                                    limited partnership

                                    By: FIT REN Holdings GP, a Delaware
                                        corporation, its general partner


                                        By: /s/ Jeffrey R. Rosenthal
                                           _________________________________
                                        Name: Jeffrey R. Rosenthal
                                        Title: CFO


CONSENT TO TRANSFER AND RELEASE AGREEMENT -          FORM 4522  12/97  (Page 5)
 FANNIE MAE MULTISTATE FORM (LODGE AT PAULIN CREEK)
                                                            (C) 1997 Fannie Mae

                                               TRANSFEROR:

                                               FORTRESS INVESTMENT TRUST II, a
                                               Delaware business trust


                                               By: /s/ Jeffrey R. Rosenthal
                                                  _____________________________
                                               Name: Jeffrey R. Rosenthal
                                               Title: CFO, VP, Treasurer


CONSENT TO TRANSFER AND RELEASE AGREEMENT -          FORM 4522  12/97  (Page 7)
 FANNIE MAE MULTISTATE FORM (LODGE AT PAULIN CREEK)
                                                            (C) 1997 Fannie Mae

                                               TRANSFEREE:

                                               ALTERRA HEALTHCARE CORPORATION,
                                               a Delaware corporation


                                               By: /s/ Kristin A. Ferge
                                                  _____________________________
                                               Name: Kristin A. Ferge
                                               Title: CFO & VP


CONSENT TO TRANSFER AND RELEASE AGREEMENT -          FORM 4522  12/97  (Page 9)
 FANNIE MAE MULTISTATE FORM (LODGE AT PAULIN CREEK)
                                                            (C) 1997 Fannie Mae

                                               NEW KEY PRINCIPAL:

                                               BROOKDALE SENIOR LIVING INC., a
                                               Delaware corporation


                                               By: /s/ R. Stanley Young
                                                  _____________________________
                                               Name: R. Stanley Young
                                               Title: Executive Vice President
                                                      and CFO


CONSENT TO TRANSFER AND RELEASE AGREEMENT -          FORM 4522  12/97  (Page 11)
 FANNIE MAE MULTISTATE FORM (LODGE AT PAULIN CREEK)
                                                            (C) 1997 Fannie Mae

                               FANNIE MAE

                               By: GMAC Commercial Mortgage Corporation, a
                                   California corporation, its attorney-in-fact


                                   By: /s/ Max W. Foore
                                      _________________________________
                                      Max W. Foore
                                      Vice President


CONSENT TO TRANSFER AND RELEASE AGREEMENT -          FORM 4522  12/97  (Page 13)
 FANNIE MAE MULTISTATE FORM (LODGE AT PAULIN CREEK)
                                                            (C) 1997 Fannie Mae

                                    EXHIBIT A
                                       TO
                    CONSENT TO TRANSFER AND RELEASE AGREMENT

                                                           Lodge at Paulin Creek

                                Legal Description

Situated in the State of California, City of Santa Rosa, County of Sonoma, and described as follows:

A tract of land in the Rancho San Miguel in Township 7 North, Range 8 West, M.DB. & M. and a portion of the Tract conveyed to Glen E. Murdock by Deed dated September 23, 1935 and recorded in Book 393 of Official Records at Page 68, Sonoma County records, said portion being more particularly described as:

Beginning at a point on the Easterly line of said tract so conveyed to Murdock, which point is South 1478.37 feet from the Northeast corner of said Murdock tract; thence continuing South along the said Easterly line, a distance of
732.84 feet thence North 87 degrees 25' West, 731.45 feet to the center of a 50 foot road; thence along said road, North 0 degrees 50' West, a distance of
634.90 feet to the center of a drainage ditch; thence North 84 degrees 56'
East along the center of said drainage ditch, a distance of 736.51 feet to the place of beginning.

Excepting therefrom that portion thereof included within the boundaries of the 50 foot strip of land conveyed to the County of Sonoma by B. Winfield Kastner, et al by Deed dated March 13, 1944 and recorded in Book 604 of Official Records at page 260, Sonoma County Records.

Also excepting therefrom that portion thereof conveyed to Sonoma County
Flood Control and Water Conservation District, by Deed dated July 27, 1964 and recorded October 7, 1964 in Book 2079 of Official Records at page 152, Sonoma County Records and recorded on April 16, 1965 in Book 2121 of Official Records, Page 892, Sonoma County Records.

Also excepting therefrom any portion contained in the Deed to City of Santa Rosa, recorded November 30, 1976 in Book 3158 of Official Records at page 520, Serial No. R-73298, Sonoma County Records.

Also excepting therefrom any portion contained in the Deed to City of Santa Rosa, recorded November 20, 1980. Instrument No. 80070634, Sonoma County Records.

Also excepting therefrom that portion described in deed to the City of Santa Rosa, recorded September 27, 1988 as Document No. 88081918, Sonoma County Recrods, and as described in the Deed recorded August 2, 1989, as Recorders Document No. 89-71477, Sonoma County Records.

THE LAND IS ALSO DESCRIBED AS FOLLOWS:

A tract of land in the Rancho San Miguel in Township 7 North, Range 8 West, M.B.B. & M. and a portion of the Tract conveyed to Glen B. Murdock by Deed dated September 23, 1935 and recorded in Book 393 of Official Records at Page 68, Sonoma County Records, said portion being more particularly described as:

CONSENT TO TRANSFER AND RELEASE AGREEMENT -           FORM 4522 12/97 (Page A-1)
  FANNIE MAE MULTISTATE FORM (LODGE AT PAULIN CREEK)
                                                            (C) 1997 Fannie Mae

Beginning at a point lying on the easterly line of Hardies Lane as conveyed to the City of Santa Rosa by document filed in Book 3158 of Official Records at Page 520 and recorded on November 30, 1976 in the Office of the County Recorder, County of Sonoma, State of California, said point being on the northerly line of the lands of Redwood Empire Ice Arena, Inc. as described by document filed in Book 2337 of Official Records at Page 750, Sonoma County Records; thence from said Point of Beginning and along the easterly line of Hardies Lane, North 0 (degrees) 16' 55" East 561.72 feet to a point in the southerly line of the lands of the Sonoma County Flood Control and Water Conservation District as described by Document No. 2079 of Official Records at Page 152, Sonoma County Records; thence along said southerly line North 81 (degrees) 02' 34" East 641.28 feet to the westerly line of Range Avenue as conveyed to the City of Santa Rosa by Document No. 89-071477, Sonoma County Records; thence along said westerly line the following ten(10) courses South 00 (degrees) 24' 07" West 9.98 feet; thence on a curve to the left having a radius of 2,335 feet through a central angle of 1 (degrees) 27' 24" for an arc distance of 59.36 feet to a point of reverse curvature; thence on a curve to the right having a radius of 92.51 feet through a central angle of 18 (degrees) 12' 42" for an arc distance of 29.40 feet to a point of reverse curvature; thence on a curve to the left having a radius 92.27 feet through a central angle of 19 (degrees) 40' 48" for an arc length of 31.69 feet to a point of compound curvature; thence on a curve to the left, having a radius of 2,345 feet through a central angle of 1 (degrees) 13' 18" for an arc length of 50.00 feet to a point of compound curvature; thence continuing on a curve to the left, having a radius of 92.27 feet through a central angle of 19 (degrees) 40' 41" for an arc length of 31.69 feet a point of reverse curvature; thence on a curve to the right having a radius of 92.51 feet through a central angle of 18 (degrees) 12' 47" for an arc length of 29.41 feet to a point of reverse curvature; thence on a curve to the left having a radius of 2,335 feet through a central angle of 1 (degrees) 27' 23" for an arc length of 59.35 feet to a point of compound curvature, thence on a curve to the right having a radius of 2,265 feet through a central angle of 7 (degrees) 04' 21" for an arc length of 279.59 feet; and South 0 (degrees) 24' 52" West 119.67 feet to a point on the easterly extension of the Northerly line of the aforementioned lands of Redwood Empire Ice Arena, Inc. thence along said line and said northerly line of Redwood Empire Ice Arena, Inc. North 87 (degrees) 01' 07" West 667.22 feet to the Point of Beginning of the parcel of land herein above-described.

Basis of Bearing: North 00 (degrees) 16' 55" East along the centerline of Hardies Lane as shown or Record of Survey filed in Book 365 of Maps, Pages 6,7,8 and 9.

(148-140-012-000)

CONSENT TO TRANSFER AND RELEASE AGREEMENT -           FORM 4522 12/97 (Page A-2)
 FANNIE MAE MULTISTATE FORM (LODGE AT PAULIN CREEK)
                                                            (C) 1997 Fannie Mae

                                    EXHIBIT B
                                       TO
                    CONSENT TO TRANSFER AND RELEASE AGREEMENT

1. Multifamily Note dated as of June 21, 2005 by Borrower for the benefit of Original Lender;

2. Multifamily Deed of Trust Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 21, 2005 by Transfer or for the benefit of Original Lender;

3. Replacement Reserve and Security Agreement dated as of June 21, 2005, by and between Borrower and Original Lender;

4. Completion/Repair and Security Agreement dated as of June 21, 2005 by and between Borrower and Original Lender;

5. Subordination, Assignment and Security Agreement dated as of June 21, 2005, by and among Borrower, Original Lender and BLC Lodge at Paulin, L.P.;

6.    Exceptions to Non-Recourse Guaranty dated as of June 21, 2005, by
      Transferor;

7.    Certificate of Borrower dated as of June 21, 2005, by Borrower; and

8.    Agreement to Amend or Comply dated as of June 21, 2005, by Borrower.

CONSENT TO TRANSFER AND RELEASE AGREEMENT-            FORM 4522 12/97 (Page B-1)
  FANNIE MAE MULTISTATE FORM
                                                            (C) 1997 Fannie Mae